EXHIBIT 10.1

AMENDMENT NO. 4 TO REVOLVING CREDIT AGREEMENT

AMENDMENT (this “Amendment”), dated as October 31, 2006, among FIRST CITY FINANCIAL CORPORATION, a Delaware corporation (the “Borrower”), the financial institutions which are parties to the Agreement hereinafter referred to (each a “Lender” and collectively, the “Lenders”), and BANK OF SCOTLAND, as agent for the Lenders under such Agreement (in such capacity, the “Agent”), to the Revolving Credit Agreement, dated as of November 12, 2004, among the Borrower, the Lenders and the Agent (the “Agreement”).

W I T N E S S E T H:

WHEREAS, the Borrower has requested that certain amendments set forth herein be made to the Agreement;

WHEREAS, subject to the terms and conditions contained below, the Agent and the Lenders are willing to so amend the Agreement;

NOW, THEREFORE, it is agreed:

1.             Definitions.  All terms used herein which are defined in the Agreement (including, to the extent any such terms are to be added or amended by this Amendment, as if such terms were already added or amended by this Amendment, unless the context shall otherwise indicate) shall have the same meanings when used herein unless otherwise defined herein.  All references to Sections in this Amendment shall be deemed references to Sections in the Agreement unless otherwise specified.

2.             Effect of Amendment.  As used in the Agreement (including all Exhibits thereto), the Notes and the other Loan Documents and all other instruments and documents executed in connection with any of the foregoing, on and subsequent to the Amendment Closing Date (as hereinafter defined), any reference to the Agreement shall mean the Agreement as amended hereby.

3.             Amendments.  As of the Amendment Effective Date, the Agreement is hereby amended as follows:

(a)          Annex I.  Annex I to the Agreement is amended as follows:

(i)              by adding the following new defintion of “Amendment Closing Date” in appropriate alphabetical order therein:

“Amendment Closing Date” shall mean October 31, 2006.

(ii)             by adding the following new definition of “Cumulative Original Projected Collections” in appropriate alphabetical order therein:

“Cumulative Original Projected Collections” shall mean an amount equal to the sum of all anticipated future collections on all Assets described in Final NPV Pool Certificates delivered in connection with Asset Pools acquired on or after January 1, 2004, as projected at the time of the delivery of, and as set forth in, all such Final NPV Pool Certificates.

(iii)            by adding the following new definition of “Cumulative Current Recovered and Projected Collections” in appropriate alphabetical order therein:

“Cumulative Current Recovered and Projected Collections” shall mean, at any date of determination, an amount equal to the sum of (x) the aggregate amount of all cash previously collected on Assets described in Final NPV Pool Certificates delivered in connection with Asset Pools acquired on or after January 1, 2004, plus (y) all reasonably anticipated future collections on such Assets.

(iv)           by restating in its entirety the definition of “Applicable Margin” therein to read as follows:

“Applicable Margin” shall mean, for each period from and including each Payment Date to but excluding the following Payment Date, the applicable percentages set forth below opposite the applicable LTV Ratio; provided, if any change to Total Outstandings occurring during such period would otherwise result in a higher Applicable Margin, such higher Applicable Margin shall be in effect from the date of such change to but excluding the following Payment Date:

LTV Ratio	Applicable Margin for Alternate Base Rate Loans	Applicable Margin for Eurocurrency Loans
Greater than 1.00 to 2.00	0.25%	2.25%
Less than or equal to 1.00 to 2.00	0.00%	2.00%

(v)            by restating in its entirety Clause (A) of the definition of “Borrowing Base” therein to read as follows:

(A) the sum of (i) the amount by which the Net Present Equity Value of all Portfolio Entities located in, or with Assets which originated in Mexico exceeds $30,000,000, (ii) the amount by which the Net Present Equity Value of all Portfolio Entities located in, or with Assets which originated in Brazil exceeds $5,000,000, (iii) the amount by which the Net Present Equity Value of all Portfolio Entities located in, or with Assets which originated in Chile exceeds $10,000,000, (iv) the amount by which the Net Present Equity Value of all Portfolio Entities with Assets located in, or which originated in Argentina or Uruguay exceeds $6,000,000, (v) reserves as Agent shall from time to time deem, in good faith to be appropriate, which is not otherwise taken into account in determining the Net Present Value of an Asset or the Net Present Equity Value of a Portfolio Entity, (vi) the Aggregate Net Present Equity Value of each Portfolio Entity whose Equity Interests are owned by any Subsidiary which has undertaken or is subject to any event described in clauses (i) through (vii) of Section 9.8 of the Agreement, and (vii) the REO Excess Value Adjustment, and

(vi)           by restating in its entirety the definition of “Eurosublimit” therein to read as follows:

“Eurosublimit” shall mean as to each Lender, the amount set forth opposite its name on Schedule 2.1 under the heading “Eurosublimit” as such amount may be modified by the provisions of any Transfer Supplement from time to time entered into and as the same may from time to time be reduced or terminated pursuant to Section 2.6(c), Section 9 or any other Section of the Agreement.  The total of the Eurosublimits of all Lenders as of the date hereof is $50,000,000.

(vii)          by restating in its entirety the definition of “Letter of Credit Commitment” therein to read as follows:

“Letter of Credit Commitment” shall mean $40,000,000 (as the same may from time to time be reduced pursuant to Section 2.6) less the amount, if any, by which (A) the aggregate outstanding principal amount of Loans exceeds (B) the amount equal to (x) the Total Loan Commitment less (y) $40,000,000 (or such lesser amount that the fixed dollar component of this definition of “Letter of Credit Commitment” has been reduced to pursuant to Section 2.6).

(viii)         by restating in its entirety the definition of “Maturity Date” therein to read as follows:

“Maturity Date” shall mean November 12, 2010.

(ix)            by restating in its entirety the definition of “Total Loan Commitment” therein to read as follows:

“Total Loan Commitment” shall mean the sum of the Loan Commitments of all of the Lenders, as from time to time reduced pursuant to Section 2.6, which as of the Amendment Closing Date shall be $175,000,000.

(x)             by restating in its entirety the definition of “Working Capital Sublimit” therein to read as follows:

“Working Capital Sublimit” shall mean $35,000,000.

(b)          Section 2.6.             Section  2.6(a) of the Agreement is amended and restated in its entirety to read as follows:

(a)              [Reserved]

(c)          Section 4.4.             Section 4.4 of the Agreement is amended and restated in its entirety to read as follows:

Section 4.4             Upfront Fee.  Borrower agrees to pay to Agent, for the ratable account of each Lender (based upon the percentage that each Lender’s Loan Commitment represents of the Total Loan Commitment) an upfront fee (the “Upfront Fee”) in the amount of $460,000, on or before the Effective Date, and in the amount of $830,000, on or before the Amendment Closing Date, which fee shall be due and payable in full on the Effective Date and the Amendment Closing Date, respectively.

(d)          Section 8.18.           Section 8.18 of the Agreement is amended as follows:

(i)              by amending and restating clause (ii) of subsection (a) therein in its entirety to read as follows:

(ii)           maintain a ratio of EBITDA to Interest Coverage of not less than 1.50 to 1.00 for the four fiscal quarters then ended; and

(ii)             by adding the following new clause (iv) to subsection (a) therein, immediately following clause (iii) therein:

(iv)          maintain a ratio of Cumulative Current Recovered and Projected Collections to Cumulative Original Projected Collections, of not less than 0.90 to 1.00.

(e)          Schedule 2.1.          Schedule 2.1 (Original Principal Amount) to the Agreement is amended and restated in its entirety as set forth in Schedule 2.1 hereto.

(f)           Exhibit G. Exhibit G (Borrowing Base Certificate) to the Agreement is amended and restated in its entirety as set forth in Exhibit G hereto.

4.             Representations.  In order to induce the Agent and the Lenders to execute this Amendment, the Borrower hereby represents, warrants and covenants to the Agent and the Lenders as of the date hereof and (if different) as of the Amendment Closing Date (which representations, warranties and covenants shall survive the execution, delivery and effectiveness of this Amendment) as follows:

(a)          No Default or Event of Default exists.

(b)          Each representation and warranty made by Borrower, each Primary Obligor, each Portfolio Entity, each Related Entity and each other Loan Party in the Loan Documents is true and correct.

5.             Effectiveness.  This Amendment shall become effective as of October 31, 2006 (the “Amendment Effective Date”) when each of the following conditions have been fulfilled to the satisfaction of the Agent (or waived by the Agent).  The first date on which all of the following conditions have been so fulfilled (or so waived) is herein referred to as the “Amendment Closing Date.”  If the Amendment Closing Date shall not have occurred by the close of business (New York time) on October 31, 2006 (or such later time or date as the Agent consents to in writing), the provisions of this Amendment shall (except as may otherwise be specified in this Amendment) be deemed rescinded, null and void.

(a)          Signed Copies.  The Borrower, the Lenders and the Agent shall have executed a copy hereof and delivered the same to the Agent at 565 Fifth Avenue, New York, New York 10017 (Attention:  Joseph Fratus) or such other place directed by the Agent.

(b)          Guarantor’s Consent.  Each Guarantor shall have executed a confirming consent, substantially in the form attached hereto as Annex A or otherwise satisfactory to the Agent (a

“Confirming Consent”), and delivered the same to the Agent at 565 Fifth Avenue, New York, New York 10017 (Attention:  Joseph Fratus) or such other place directed by the Agent.

(c)          No Defaults.  No Default or Event of Default shall exist.

(d)          Accuracy of Representations.  Each representation and warranty made by the Borrower, each Primary Obligor, each Portfolio Entity, each Related Entity and each other Loan Party in the Agreement and the other Loan Documents shall be true and correct in all material respects as of the Amendment Closing Date with the same effect as though made at and as of such date (except for those that specifically speak as of a prior date).

6.             Limited Nature of Amendments.  The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent by the Agent or the Lenders to any waiver of, or modification of, any other term or condition of the Agreement, or any of the documents referred to in any of the foregoing or (b) prejudice any right or rights which any of the Lenders or the Agent may now have or may have in the future under or in connection with the Agreement, or any of the documents referred to in any of the foregoing.  Except as expressly amended hereby, the terms and provisions of the Agreement shall remain in full force and effect.

7.             Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

8.             Jurisdiction, Waiver of Jury Trial.  THE BORROWER HEREBY AGREES THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK CITY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AS THE AGENT OR ANY LENDER MAY ELECT, and, by execution and delivery hereof, the Borrower accepts and consents for itself and in respect to its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts, unless waived in writing by the Agent and the Majority Lenders.  EACH OF THE BORROWER, THE AGENT AND THE LENDERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE BORROWER, ANY AFFILIATE OF THE BORROWER, THE AGENT OR ANY LENDER.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDER ENTERING INTO THIS AMENDMENT.

9.             Headings.  The descriptive headings of the various provisions of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

10.           Writings Only.  BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT NO TERM OR PROVISION OF THE AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE CHANGED, WAIVED, SUPPLEMENTED OR OTHERWISE MODIFIED VERBALLY, BUT ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE RELEVANT PARTIES, AS FURTHER PROVIDED IN SECTION 12.2 OF THE CREDIT AGREEMENT.

11.           Counterparts.  This Amendment may be executed in any number of counterparts, and by the different parties on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same agreement. Telecopied signatures hereto and to the Confirming Consent shall be of the same force and effect as an original of a manually signed copy.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers.

BANK OF SCOTLAND,
Individually and as Agent

By
Name:
Title:

FIRSTCITY FINANCIAL CORPORATION

By
Name:
Title:

[Signature Page to Amendment No. 4 to Revolving Credit Agreement]

Annex A

CONFIRMING CONSENT

Reference is hereby made to the foregoing Amendment (the “Amendment”) to the Revolving Credit Agreement dated as of October 31, 2006 among the Borrower, the Lenders and the Agent; said agreement, as amended and modified by the Amendment and from time to time hereafter further amended or otherwise modified, the “Amended Agreement”).

Each Guarantor hereby consents to the terms and provisions of the Amendment and confirms and acknowledges that:

(a)  its obligations under the Loan Documents to which it is a party remain in full force and effect and the terms “Obligations” and “Secured Obligations” used in such Loan Documents include all Obligations of the Borrower under the Amended Agreement; and

(b)  its consent and acknowledgement hereunder is not required under the terms of such Loan Documents and any failure to obtain its consent or acknowledgment to any subsequent amendment to the Agreement or the Amended Agreement or any of the other Loan Documents will not affect the validity of its obligations under the aforesaid Loan Documents or any other Loan Document, and this consent and acknowledgement is being delivered for purposes of form only.

Capitalized terms used herein and not otherwise defined have the same meanings as in the Amended Agreement.  This Consent is dated as of the Amendment Closing Date (as defined in the Amendment).

FIRSTCITY COMMERCIAL CORPORATION

By:
	Name:	James C. Holmes
	Title:	Executive Vice President

FC CAPITAL CORP.

By:
	Name:	James C. Holmes
	Title:	Executive Vice President

FIRSTCITY CONSUMER LENDING CORPORATION

By:
	Name:	James C. Holmes
	Title:	Executive Vice President

FIRSTCITY EUROPE CORPORATION

By:
	Name:	James C. Holmes
	Title:	Executive Vice President

FIRSTCITY HOLDINGS CORPORATION

By:
	Name:	James C. Holmes
	Title:	Executive Vice President

FIRSTCITY HOLDINGS CORPORATION OF MINNESOTA

By:
	Name:	James C. Holmes
	Title:	Executive Vice President

FIRSTCITY INTERNATIONAL CORPORATION

By:
	Name:	James C. Holmes
	Title:	Executive Vice President

FIRSTCITY MEXICO, INC.

By:
	Name:	James C. Holmes
	Title:	Executive Vice President

FIRSTCITY SERVICING CORPORATION

By:
	Name:	James C. Holmes
	Title:	Executive Vice President

BOSQUE ASSET CORP.

By:
	Name:	James C. Holmes
	Title:	Executive Vice President

BOSQUE LEASING, L.P.

By:
	Name:	James C. Holmes
	Title:	Executive Vice President

BOSQUE LEASING GP CORP.

By:
	Name:	James C. Holmes
	Title:	Executive Vice President

Schedule 2.1

Lender	Revolving Credit Commitment*	Eurosublimit*

Bank of Scotland, acting through its New York branch	$175,000,000	$50,000,000

Total	$175,000,000	$50,000,000

*                    Subject to reduction in accordance with the terms and provisions of the Credit Agreement.

Exhibit G

Exhibit G to the Revolving Credit Agreement

FIRSTCITY FINANCIAL CORPORATION
BANK OF SCOTLAND
BORROWING BASE CERTIFICATE
FUNDING COMMITMENT RECONCILIATION
Date:

I.	AGGREGATE NET PRESENT EQUITY VALUE [ANPEV]					$

II.	ADJUSTMENTS TO ANPEV PURSUANT TO LOAN AGREEMENT

	1	Balance of CFSC/Holdings Loan Agreement [Borrowing Base Definition (A)(i)]				$

	2	Latin American Concentration Tests[BB Definition (A)(ii),(iii),(iv) and (v)]
			NPEV	Cap		Deduction
		Mexico		$$30,000,000		$
		Brazil		$$5,000,000		$
		Chile		$$10,000,000		$
		Argentina and Uruguay		$$6,000,000		$
		Total Deduction for Latin American Concentration					$

	3	Other Adjustments/Reserves per Agent[Borrowing Base Definition (A)(vi)]				$

	4	Insolvency Issues [Borrowing Base Definition (A)(vii)]				$

	5	REO Excess Value Adjustment [Borrowing Base Definition (A)(viii)]				$

	6	90 Day Unperfected Portfolio Entities [Borrowing Base Definition (B)]				$
(See Concentration Conditions Worksheet Attached)

	TOTAL ADJUSTMENTS to AGGREGATE NET PRESENT EQUITY VALUE					$	$

III.	BORROWING BASE						$

IV.	BORROWING BASE AVAILABILITY					60%	$

V.	CURRENT LOAN COMMITMENT						$175,000,000.00

VI.	CURRENT BALANCES on REVOLVER

				USD Equivalent	Euro	Exchange Rate
	1	Euro Advances [Cap of $50,000,000]		$
	2	USD Advances		$
	3	Working Capital Advances		$
TOTAL CURRENT BALANCE $
	SUBJECT ADVANCE [Galicia]			$		—
	BALANCE WITH SUBJECT ADVANCE			$
	Letter of Credit Commitments			$
	TOTAL OUTSTANDINGS			$
LTV RATIO
TOTAL FUNDING AVAILIABILITY

VII.	APPROVALS

	FirstCity Financial Corporation						Date